Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Six Months Ended
	June 30, 2010	June 30, 2009
	(In Millions, Except Per Share Amounts)
Revenues:
Timber	$284	$262
Real Estate	142	346
Manufacturing	138	124
Other	11	10

Total Revenues	575	742

Costs and Expenses:
Cost of Goods Sold:
Timber	209	206
Real Estate	51	128
Manufacturing	122	140
Other	1	1

Total Cost of Goods Sold	383	475
Selling, General and Administrative	50	55

Total Costs and Expenses	433	530

Other Operating Income (Expense), net	9	—

Operating Income	151	212

Equity Earnings from Timberland Venture	29	29

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	39	47
Interest Expense (Note Payable to Timberland Venture)	29	29

Total Interest Expense, net	68	76

Gain on Extinguishment of Debt	—	1

Income before Income Taxes	112	166

Provision (Benefit) for Income Taxes	1	(23)

Income From Continuing Operations	111	189

Gain on Sale of Properties, net of tax	11	—

Net Income	$122	$189

Per Share Amounts:

Income From Continuing Operations - Basic	$0.68	$1.15
Income From Continuing Operations - Diluted	$0.68	$1.15

Net Income per Share - Basic	$0.75	$1.15
Net Income per Share - Diluted	$0.75	$1.15

Weighted Average Number of Shares Outstanding
- Basic	162.6	163.8
- Diluted	162.8	163.9

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Quarter Ended
	June 30, 2010	June 30, 2009
	(In Millions, Except Per Share Amounts)
Revenues:
Timber	$133	$123
Real Estate	43	78
Manufacturing	78	66
Other	4	5

Total Revenues	258	272

Costs and Expenses:
Cost of Goods Sold:
Timber	100	98
Real Estate	16	33
Manufacturing	68	64
Other	1	1

Total Cost of Goods Sold	185	196
Selling, General and Administrative	21	23

Total Costs and Expenses	206	219

Other Operating Income (Expense), net	4	—

Operating Income	56	53

Equity Earnings from Timberland Venture	15	14

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	19	23
Interest Expense (Note Payable to Timberland Venture)	15	15

Total Interest Expense, net	34	38

Income before Income Taxes	37	29

Provision (Benefit) for Income Taxes	2	(3)

Net Income	$35	$32

Per Share Amounts:

Net Income per Share - Basic	$0.21	$0.19
Net Income per Share - Diluted	$0.21	$0.19

Weighted Average Number of Shares Outstanding
- Basic	162.3	162.8
- Diluted	162.5	162.9

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	June 30, 2010	December 31, 2009
	(In Millions, Except Per Share Amounts)
ASSETS
Current Assets:
Cash and Cash Equivalents	$250	$299
Accounts Receivable	35	24
Taxes Receivable	1	15
Inventories	45	46
Deferred Tax Asset	7	6
Assets Held for Sale	98	115
Other Current Assets	21	14

	457	519

Timber and Timberlands, net	3,455	3,487
Property, Plant and Equipment, net	149	156
Equity Investment in Timberland Venture	202	201
Deferred Tax Asset	12	14
Investment in Grantor Trusts (at Fair Value)	32	33
Other Assets	36	38

Total Assets	$4,343	$4,448

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$51	$55
Line of Credit	320	—
Accounts Payable	30	32
Interest Payable	24	25
Wages Payable	14	20
Taxes Payable	16	14
Deferred Revenue	31	16
Other Current Liabilities	12	21

	498	183

Long-Term Debt	1,577	1,625
Line of Credit	—	320
Note Payable to Timberland Venture	783	783
Other Liabilities	79	71

Total Liabilities	2,937	2,982

Commitments and Contingencies

STOCKHOLDERS’ EQUITY

Preferred Stock, $0.01 par value, authorized shares - 75.0, outstanding - none	—	—
Common Stock, $0.01 par value, authorized shares - 300.6, outstanding (net of Treasury Stock) - 161.6 at June 30, 2010, and 162.8 at December 31, 2009	2	2
Additional Paid-In Capital	2,239	2,233
Retained Earnings	96	110
Treasury Stock, at cost, Common Shares - 26.2 at June 30, 2010, and 24.8 at December 31, 2009	(911)	(860)
Accumulated Other Comprehensive Income (Loss)	(20)	(19)

Total Stockholders’ Equity	1,406	1,466

Total Liabilities and Stockholders’ Equity	$4,343	$4,448

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Six Months Ended
	June 30, 2010	June 30, 2009
	(In Millions)
Cash Flows From Operating Activities:
Net Income	$122	$189
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation, Depletion and Amortization (includes $10 Lumber Impairment Loss in 2009)	48	57
Basis of Real Estate Sold	43	118
Equity Earnings from Timberland Venture	(29)	(29)
Distributions from Timberland Venture	28	25
Deferred Income Taxes	1	(21)
Gain on Sales of Properties and Other Assets	(13)	—
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	6	(4)
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	—	48
Income Tax Receivable	14	17
Other Working Capital Changes	(21)	(8)
Other	8	2

Net Cash Provided By Operating Activities	207	394

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(31)	(28)
Proceeds from Sales of Properties and Other Assets	13	—

Net Cash Used In Investing Activities	(18)	(28)

Cash Flows From Financing Activities:
Dividends	(136)	(138)
Borrowings on Line of Credit	1,137	431
Repayments on Line of Credit	(1,137)	(456)
Principal Payments and Retirement of Long-Term Debt	(53)	(138)
Proceeds from Stock Option Exercises	2	—
Acquisition of Treasury Stock	(51)	(87)

Net Cash Used In Financing Activities	(238)	(388)

Increase (Decrease) In Cash and Cash Equivalents	(49)	(22)
Cash and Cash Equivalents:
Beginning of Period	299	369

End of Period	$250	$347

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Quarter Ended
	June 30, 2010	June 30, 2009
	(In Millions)
Cash Flows From Operating Activities:
Net Income	$35	$32
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation, Depletion and Amortization	24	24
Basis of Real Estate Sold	11	29
Equity Earnings from Timberland Venture	(15)	(14)
Deferred Income Taxes	—	(4)
Gain on Sales of Properties and Other Assets	(2)	—
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	(2)	(2)
Working Capital Changes Impacting Cash Flow:
Income Tax Receivable	14	18
Other Working Capital Changes	11	25
Other	2	2

Net Cash Provided By Operating Activities	78	110

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(18)	(11)
Proceeds from Sales of Properties and Other Assets	2	—

Net Cash Used In Investing Activities	(16)	(11)

Cash Flows From Financing Activities:
Dividends	(68)	(69)
Borrowings on Line of Credit	569	206
Repayments on Line of Credit	(569)	(211)
Principal Payments and Retirement of Long-Term Debt	—	(33)
Proceeds from Stock Option Exercises	2	—
Acquisition of Treasury Stock	(50)	—

Net Cash Used In Financing Activities	(116)	(107)

Increase (Decrease) In Cash and Cash Equivalents	(54)	(8)
Cash and Cash Equivalents:
Beginning of Period	304	355

End of Period	$250	$347

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Six Months 2010	Six Months 2009
	(In Millions)
Revenues:
Northern Resources	$105	$92
Southern Resources	187	172
Real Estate	142	346
Manufacturing	138	124
Other	11	10
Eliminations	(8)	(2)

Total Revenues	$575	$742

Operating Income (Loss)
Northern Resources	$7	$(5)
Southern Resources	54	43
Real Estate	88	214
Manufacturing	14	(22)
Other (A)	15	9
Other Costs and Eliminations, net	(27)	(27)

Total Operating Income	$151	$212

(A)

During the first quarter of 2010, the company agreed to terminate a land lease for consideration of $5 million from the lessor. The land lease had been accounted for as an operating lease. The $5 million consideration is reported as Other Operating Gain/(Loss) in our Other Segment since the consideration was primarily for the release of mineral rights. The $5 million is included in Other Operating Income (Expense), net in the Consolidated Statements of Income.

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Second Quarter 2010	Second Quarter 2009
	(In Millions)
Revenues:
Northern Resources	$46	$35
Southern Resources	89	89
Real Estate	43	78
Manufacturing	78	66
Other	4	5
Eliminations	(2)	(1)

Total Revenues	$258	$272

Operating Income (Loss)
Northern Resources	$3	$(7)
Southern Resources	24	23
Real Estate	26	44
Manufacturing	10	—
Other	4	4
Other Costs and Eliminations, net	(11)	(11)

Total Operating Income	$56	$53

Plum Creek Timber Company, Inc

Selected Operating Statistics

(Unaudited)

		2010			2009
		1st Qtr	2nd Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
	Units
Sales Realization
Southern Resources
Sawlog	$/Ton Stumpage	$23	$23	$23	$24	$22	$22	$21	$22
Pulpwood	$/Ton Stumpage	$13	$12	$13	$11	$9	$9	$10	$10

Northern Resources
Sawlog	$/Ton Delivered	$59	$66	$62	$57	$50	$56	$56	$55
Pulpwood	$/Ton Delivered	$38	$38	$38	$43	$38	$38	$38	$40

Lumber (1)	$/MBF	$501	$522	$512	$374	$340	$448	$477	$397
Plywood (1)	$/MSF	$352	$397	$375	$362	$353	$361	$352	$357
Fiberboard (1)	$/MSF	$588	$607	$599	$601	$593	$596	$599	$597

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,274	1,122	2,396	942	1,217	1,250	993	4,402
Pulpwood	1,000 Tons	1,526	1,448	2,974	1,487	1,849	2,014	1,649	6,999

Total Harvest		2,800	2,570	5,370	2,429	3,066	3,264	2,642	11,401

Northern Resources
Sawlog	1,000 Tons	627	484	1,111	525	371	632	609	2,137
Pulpwood	1,000 Tons	527	348	875	613	397	691	567	2,268

Total Harvest		1,154	832	1,986	1,138	768	1,323	1,176	4,405

Lumber	MBF	28,791	30,813	59,604	35,123	60,371	40,590	28,428	164,512
Plywood	MSF	45,104	47,002	92,106	35,439	40,729	41,479	37,271	154,918
Fiberboard	MSF	35,347	50,010	85,357	34,044	32,802	34,282	30,964	132,092

(1)	Represents prices at mill level.

Plum Creek Timber Company, Inc.

Land Sale Statistics

(Unaudited)

	2010			2009
	1st Qtr (1)	2nd Qtr	YTD	1st Qtr (2)	2nd Qtr	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	29,640	1,950	31,590	1,665	9,840	5,545	2,570	19,620
Large Non-strategic	24,310	—	24,310	—	59,160	—	—	59,160
Conservation	35,120	215	35,335	113,355	3,895	43,695	4,910	165,855
HBU/Recreation	9,080	18,175	27,255	2,180	10,955	10,440	26,700	50,275
Development Properties	730	60	790	1,485	25	515	35	2,060
Conservation Easements	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

	98,880	20,400	119,280	118,685	83,875	60,195	34,215	296,970

Price per Acre
Small Non-strategic	$885	$1,120	$900	$1,330	$900	$970	$855	$950
Large Non-strategic	$1,320	—	$1,320	—	$650	—	—	$650
Conservation	$545	$1,450	$550	$2,225	$1,705	$350	$1,280	$1,690
HBU/Recreation	$2,125	$2,210	$2,185	$3,420	$2,200	$2,115	$2,200	$2,235
Development Properties	$3,050	$5,985	$3,270	$4,075	$13,650	$9,190	$7,485	$5,520
Conservation Easements	—	—	—	—	—	—	—	—

Revenue, ($ millions)
Small Non-strategic	$26	$2	$28	$2	$9	$5	$2	$19
Large Non-strategic	$32	—	$32	—	$38	—	—	$38
Conservation	$19	—	$19	$252	$7	$15	$6	$280
HBU/Recreation	$19	$40	$59	$7	$24	$22	$59	$112
Development Properties	$2	—	$3	$6	—	$5	—	$12
Conservation Easements	—	—	—	—	—	—	—	—

	$99	$43	$142	$268	$78	$48	$67	$461

Revenue from Non-Cash Exchange (3)	—	—	—	—	—	$25	—	$25

Basis of Real Estate Sold (4)	$32	$11	$43	$89	$29	$21	$16	$155

(1)	During the first quarter of 2010 the company sold 24,000 acres of Large Non-strategic lands located in Louisiana for $32 million. In addition, the company sold two larger Conservation properties totaling 35,000 acres in Wisconsin and Arkansas and an aggregation of 23,000 acres of Small Non-strategic timberlands located primarily in the Lake States region.

(2)	During the 1st quarter of 2009 we sold 112,000 acres in Montana to a conservation buyer for $250 million. The sale is presented as a Conservation sale. The transaction included 56,000 acres of Conservation property, 10,000 acres of Small Non-strategic property, 45,000 acres of HBU/Recreation property, and 1,000 acres of Development property.

(3)	During the 3rd quarter of 2009 we completed a non-cash exchange with the State of Washington. We relinquished 20,600 acres, in King County, in exchange for 37 parcels containing more than 6,000 acres in nine counties.

(4)	Includes $7 million in the first quarter of 2010 for a 24,000 acre Large Non-strategic sale in Louisiana, $16 million in the second quarter of 2009 for a 59,000 acre Large Non-strategic sale in Wisconsin and $85 million in the first quarter of 2009 for a 112,000 acre Conservation sale in Montana.

PLUM CREEK TIMBER COMPANY, INC.

DEBT MATURITIES SCHEDULE

June 30, 2010

(UNAUDITED)

	Borrowings (1)
	Principal	Weighted Avg. Interest Rate
Quarterly Maturities through 2010:
4th Qtr 2010	$3	8.050%

Annual Maturities through 2014:
2011	$308	7.732%	(2)
2012	$603	—	(3)
2013	$250	6.663%	(4)
2014	$3	8.050%

(1)	Does not include repayments on the company’s $750 million revolving line of credit due in 2011.

(2)	Principal amount composed of senior notes with principal amounts of $40 million, $3 million, $216 million and $49 million and interest rates of 7.970%, 8.050%, 7.660% and 7.830%, respectively.

(3)	Includes $600 million of maturities for the company’s two term credit agreements and senior notes with principal of $3 million and an interest rate of 8.050%. The interest rate on the $350 million term credit agreement is currently based on LIBOR plus 0.45%. The interest rate on the $250 million term credit agreement is currently based on LIBOR plus 1.00%.

(4)	Principal amount composed of senior notes with principal amounts of $3 million, $73 million and $174 million and interest rates of 8.050%, 7.760% and 6.180%, respectively.